EXHIBIT 10.1

                                                             CONFORMED COPY


            AMENDMENT TO GLOBAL REVOLVING CREDIT AGREEMENT (364-DAY)


         The Third Amendment to Global Revolving Credit Agreement (364-Day) (the "Amendment") dated as of March 24, 2000 among Sealed Air Corporation (the "Company"), the Subsidiary Borrowers party hereto, the Subsidiary Guarantors party hereto, the Banks party hereto, and ABN AMRO Bank N.V., as Administrative Agent;


                              W I T N E S S E T H:

         WHEREAS, the Company and the Subsidiary Borrowers, the Guarantors, the Banks and ABN AMRO Bank N.V., as Administrative Agent, have heretofore executed and delivered a Global Revolving Credit Agreement (364-Day) dated as of March 30, 1998 (as amended and extended, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to further amend the Credit Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

         1. Sections 1.01(a)(iv)(I) and 1.01(a)(v)(I) of the Credit Agreement are each hereby amended by deleting the phrase "aggregate principal amount" wherever it occurs therein and inserting in its place the phrase "Original Dollar Amount".

         2. Sections 1.01(b) and (c) of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

                       (b) Subject to and upon the terms and conditions set
                  forth herein, ABN AMRO in its individual capacity and TD in its individual capacity each agrees (severally, not jointly) to make, at any time and from time to time on or after the Effective Date and prior to the Swingline Expiry Date, a Swingline Loan or Swingline Loans, which Swingline Loans (i) if made by ABN AMRO, shall be made to the Company and maintained in Dollars as Base Rate Loans or at a fixed rate (for a period not to exceed 30 days) as quoted by ABN AMRO and acceptable to the Company (each a "USD Offered Rate Loan") and, if made by TD, shall be made to Sealed Air (Canada) and (subject to Section 1.01(c)) maintained in Canadian Dollars as Base Rate Loans or at a fixed rate (for a period not to exceed 30 days) as quoted by TD and acceptable to the Company (each a "CAD Offered Rate Loan"), (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed an Original Dollar Amount which, when


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                  added to the sum of (I) the Original Dollar Amount of all
                  Revolving Loans (exclusive of Revolving Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Swingline Loans then being incurred) then outstanding, (II) the aggregate principal amount of all Bid Loans outstanding at such time (exclusive of Bid Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Swingline Loans then being incurred), (III) the Original Dollar Amount of all Swingline Loans then outstanding (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Swingline Loans then being incurred) and (IV) the aggregate amount of all Letter of Credit Outstandings at such time (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the Swingline Loan then being incurred), equals the Total Revolving Loan Commitment (after giving effect to any simultaneous reinstatement in the Total Revolving Loan Commitment on such date pursuant to Section 1.01(d)(i)) at such time and (iv) in the case of ABN AMRO, shall not exceed when added to the "Swingline Loans" outstanding under the Other Credit Agreement, the Maximum Swingline Amount and, in the case of TD, shall not exceed an Original Dollar Amount of $50,000,000. No Swingline Lender will make a Swingline Loan after it has received written notice from the Required Banks stating that a Default exists and specifically requesting that it not make any Swingline Loans, provided that the Swingline Lenders may continue making Swingline Loans at such time thereafter as the Default in question has been cured or waived in accordance with the requirements of this Agreement or the Required Banks have withdrawn the written notice described above in this sentence. In addition, no Swingline Lender shall be obligated to make any Swingline Loan at a time when a Bank Default exists unless such Swingline Lender shall have entered into arrangements satisfactory to it and the Company to eliminate such Swingline Lender's risk with respect to the Bank which is the subject of such Bank Default, including by cash collateralizing such Bank's Percentage of the outstanding Swingline Loans.

                       (c) On any Business Day, either Swingline Lender may, in
                  its sole discretion, give written notice to the Banks that its outstanding Swingline Loans (the outstanding principal amount of which (after conversion to Dollars, in the case of TD, as contemplated below) shall be specified in such notice) shall be funded with a Borrowing of Revolving Loans (provided that in the case of Swingline Loans made by ABN AMRO such notice shall


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                  be deemed to have been automatically given upon the occurrence of a Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made, in the case of Swingline Loans made by ABN
                  AMRO, on the immediately succeeding Business Day and, in the case of Swingline Loans made by TD, on the second succeeding Business Day, in each case by all Banks (without giving effect to any reductions of the Commitments pursuant to the last paragraph of Section 9) pro rata based on each such Bank's Percentage (subject to the availability of Revolving Loans as provided in Section 1.01(a)(iv)), and the proceeds thereof shall be applied directly to the applicable Swingline Lender to repay such Swingline Lender for such outstanding Swingline Loans. TD shall, immediately prior to giving a notice of a Mandatory Borrowing as provided in the immediately preceding sentence, convert its outstanding Swingline Loans from Canadian Dollars to Dollars effective as of the date of the Mandatory Borrowing using the U.S. Dollar Equivalent. From and after the date of the Mandatory Borrowing all Swingline Loans made by TD for which a notice of Mandatory Borrowing has been delivered shall be denominated in Dollars and shall be Base Rate Loans. Each Bank hereby irrevocably agrees to make Revolving Loans upon the notice provided in this Section 1.01(c) pursuant to each Mandatory Borrowing in the amount and in the manner specified in the first sentence of this Section 1.01(c) and on the date specified in writing by a Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) any condition specified in Section 5 may not then be satisfied, (iii) the existence of any Default, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Company), then each Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred and in the amount such Bank would have advanced under such Mandatory Borrowing, but adjusted for any payments received from the Company or Sealed Air (Canada), as applicable, on or after such date and prior to such purchase from such Swingline Lender (without recourse or warranty)) such participations in the outstanding Swingline Loans as shall be necessary to cause the Banks to share in such Swingline Loans


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                  ratably based upon their respective Percentages, provided that
                  (x) all interest payable on the Swingline Loans shall be for the account of the applicable Swingline Lender until the date the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date,
                  (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Bank shall be required to pay the applicable Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter and (z) each Bank that so purchases a participation in a Swingline Loan shall thereafter be entitled to receive its pro rata share of each payment of principal received on such Swingline Loan; provided further that no Bank shall be obligated to acquire a participation in a Swingline Loan if a Default shall have occurred and be continuing at the time such Swingline Loan was made and the applicable Swingline Lender had received written notice from the Required Banks in accordance with Section 1.01(b) above prior to advancing such Swingline Loan.

         3. Section 1.02(c) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                       (c) The aggregate principal amount of each Borrowing of
                  the Swingline Loans shall not be less than an Original Dollar Amount of $500,000 and, if greater, shall be in an integral multiple of 50,000 units of the relevant currency.

         4. Section 1.03(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                       (b) Whenever the Company or Sealed Air (Canada) desires
                  to incur a Swingline Loan hereunder, the Company shall give the applicable Swingline Lender (and, in instances where the Swingline Lender is TD, the Administrative Agent as well) no later than 12:00 Noon (New York time) (i) in the case of Swingline Loans to be made by ABN AMRO, on the day such Swingline Loan is to be made and (ii) in the case of Swingline Loans to be made by TD, on the date at least two (2) Business Days before the date such Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of such Swingline


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                  Loan to be made hereunder. Each such notice shall be
                  irrevocable and specify in each case (I) the date of Borrowing (which shall be a Business Day), (II) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing and (III) whether such Swingline Loan shall be made and maintained as a Base Rate Loan or an Offered Rate Loan. If the Swingline Loan is being requested from TD, TD shall calculate the Original Dollar Amount of the requested Swingline Loan and promptly notify the Administrative Agent of such amount (in writing or by telephone with prompt written confirmation). The Administrative Agent shall promptly notify TD (in writing or by telephone with prompt written confirmation) if such amount can be borrowed in compliance with the first sentence of Section 1.03(b).

          5. Sections 1.03(c), 1.06(b)(iv), 1.09(d), 1.09(f), 1.12, and
5.02(b)(i) and the definition of "Borrowing" contained in Section 10.01 are each hereby amended by deleting the reference to "ABN AMRO" wherever it occurs therein and inserting in its place the phrase "the applicable Swingline Lender".

         6. Section 1.05 of the Credit Agreement is hereby amended by (a) inserting immediately following the phrase "Swingline Loans" appearing in the third line thereof the following: "denominated in Dollars" and (b) inserting immediately following the second sentence thereof the following:

                  TD, unless it determines that any applicable condition in
                  Section 5 has not been satisfied, will make available to Sealed Air (Canada) Swingline Loans denominated in Canadian Dollars at its main office in Toronto (or such other location in Canada as TD and the Company shall agree) prior to 1:00 p.m. (Toronto time) on the date such Swingline Loan is to be made.

         7. Section 1.09(e) of the Credit Agreement is hereby amended by:

               (a) deleting the word "and" at the end of clause (i) thereof;

               (b) adding new clause (ii) reading in its entirety as follows:

                    (ii) in the case of Swingline Loans denominated in Canadian
               Dollars, 2% in excess of the rate otherwise applicable to Base Rate Loans of such type from time to time and and (c) re-numbering clause (ii) as clause (iii).


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         8. In Section 1.14(a) of the Credit Agreement, subclause (i)(y) of the proviso is hereby amended in its entirety and as so amended shall read as follows:

                           (y) the applicable Swingline Lender an amount equal to such Replaced Bank's Percentage of any Mandatory Borrowings and to ABN AMRO an amount equal to such Replaced Bank's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) in either case to the extent any such amount was not theretofore funded by such Replaced Bank.

         9. Section 4.01(a) of the Credit Agreement is hereby amended by inserting immediately following the phrase "Administrative Agent" appearing in the fourth line thereof the following: "(and, in the case of a prepayment of Swingline Loans made by TD, TD)".

         10. Section 4.02(a) of the Credit Agreement is hereby amended by inserting immediately following clause (ii) thereof a new clause (iii) as follows:

                  (iii) If on any date the aggregate outstanding U.S. Dollar Equivalent of the Swingline Loans made by TD exceeds $50,000,000, TD may by notice to the Company require Sealed Air (Canada) to repay, and there shall be required to be repaid by Sealed Air (Canada), on the date specified in such notice that principal amount of such Swingline Loans in a principal amount equal to such excess.

         11. Section 4.03 of the Credit Agreement is hereby amended by inserting immediately at the end thereof the following:

                  All payments under this Agreement in respect of CAD Swingline Loans shall be made to TD by no later than 12:00 Noon (Toronto time) on the date when due and shall be made in Canadian Dollars (or, if such Swingline Loans have been converted to Dollars pursuant to Section 1.01(c), in Dollars) in immediately available funds to such office as TD may from time to time designate in writing to the Company and Sealed Air (Canada). TD agrees to promptly notify the Administrative Agent of its receipt of any such payments.


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         12. The defined terms "Applicable Margin," "Base Rate," "Business Day,"
"Final Maturity Date," "Offered Rate Loan," "Unutilized Revolving Loan Commitment," and "U.S. Dollar Equivalent" contained in Section 10.01 of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

                  "Applicable Margin" shall mean, for any day, the rate per annum set forth below opposite the Applicable Rating Period then in effect:

                              APPLICABLE RATING
                                   PERIOD                     RATE

                              Category A Period                .475%
                              Category B Period                .650%
                              Category C Period                .750%
                              Category D Period                .800%
                              Category E Period               1.000%
                              Category F Period               1.500%

                           "Base Rate" at any time shall mean (i) for Loans
                  denominated in Dollars, the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate as in effect from time to time and (ii) for Swingline Loans denominated in Canadian Dollars, the rate of interest per annum established by TD from time to time as the reference rate of interest for determination of interest rates that TD charges to customers of varying degrees of creditworthiness in Canada for Canadian Dollar loans made by TD in Canada.

                           "Business Day" shall mean (i) for all purposes other
                  than as covered by clauses (ii), (iii) or (iv) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans denominated in Dollars or a Eurocurrency, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank Eurocurrency market, (iii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Local Currency Loans or Eurocurrency Loans denominated in a Local Currency, any day which is a Business Day described in clause (i) above and on which banks and foreign exchange markets are open for business in the city where disbursements of or payments on such Loan are to be made and


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                  (iv) with respect to all notices and determinations in
                  connection with, and payments of principal and interest on, Swingline Loans denominated in Canadian Dollars, any day which is a Business Day described in clause (i) above and which is a day on which banking institutions are not authorized or required by law or other government action to close in Toronto, Canada.

                           "Final Maturity Date" shall mean March 26, 2001.

                           "Offered Rate Loan" shall mean any USD Offered Rate
                  Loan and any CAD Offered Rate Loan.

                           "Unutilized Revolving Loan Commitment" of any Bank at
                  any time shall mean the Revolving Loan Commitment of such Bank at such time less the sum of (i) the Original Dollar Amount of Revolving Loans made by such Bank and then outstanding and
                  (ii) such Bank's Percentage of the Original Dollar Amount of then outstanding Swingline Loans and the Letter of Credit Outstandings at such time.

                           "U.S. Dollar Equivalent" means the amount of Dollars
                  which would be realized by converting another currency into Dollars in the spot market at the exchange rate (i) in the case of all Loans denominated in a Eurocurrency or Local Currency (other than Swingline Loans denominated in Canadian Dollars), quoted by the Administrative Agent, and (ii) in the case of Swingline Loans denominated in Canadian Dollars, quoted by TD, in any case at approximately 11:00 a.m. (London time, in the case of clause (i) and Toronto time, in the case of clause (ii)) two Business Days prior to the date on which a computation thereof is required to be made, to major banks in the interbank foreign exchange market for the purchase of Dollars for such other currency.

         13. Section 10.01 of the Credit Agreement is hereby further amended by
(a) deleting the defined term "Total Unutilized Revolving Loan Commitment" and
(b) inserting in proper alphabetical order the following new defined terms:

                           "CAD Swingline Loan" shall mean any loan or loans
                  made by TD pursuant to Section 1.01(b).

                           "CAD Offered Rate Loan" shall have the meaning
                  provided in Section 1.01(b).

                           "Canadian Dollars" shall mean freely transferable
                  lawful money of Canada.


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                           "Sealed Air (Canada)" shall mean Sealed Air (Canada)
                  Inc. and its successors.

                           "Swingline Lender" shall mean ABN AMRO and TD, as
                  applicable.

                           "Swingline Loan" shall mean any USD Swingline Loan or
                  CAD Swingline Loan.

                           "TD" shall mean The Toronto-Dominion Bank in its
                  individual capacity.

                           "USD Offered Rate Loan" shall have the meaning
                  provided in Section 1.01(b).

                           "USD Swingline Loan" shall mean any loan or loans
                  made by ABN AMRO pursuant to Section 1.01(b).

         14. Clause (x) of the second proviso to Section 13.12(a) is hereby amended in its entirety and as so amended shall read as follows:

                           (x) without the consent of ABN AMRO, amend, modify or
                  waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or without the consent of a Swingline Lender, amend, modify or waive any provision of Section 1.01(b) or (c) as it relates to such Swingline Lender or alter its rights or obligations with respect to Swingline Loans.

         15. Exhibit B-4 to the Credit Agreement is hereby amended in its entirety and as so amended shall be as set forth as Exhibit B-4 to this Amendment.

         16. TD is executing this Amendment solely for the purpose of becoming a Swingline Lender under the Credit Agreement, as amended hereby, and shall not have any Commitment or other obligation hereunder except as provided in those Sections of the Credit Agreement, as amended hereby, specifically referring to TD or a Swingline Lender, as applicable. Notwithstanding the foregoing, TD shall be entitled to the benefit of all provisions of the Credit Agreement, including without limitation, increased costs and indemnities, which run in favor of a Bank; provided that TD, by its execution hereof, shall be bound by the provisions of Sections 13.15(a) and 13.18 to the same extent as a Bank.

         17. Subject to satisfaction of the conditions precedent contained in paragraph 18 hereof, Banks that are party to the Credit Agreement immediately prior to the Effective Time (as defined in paragraph 18) which have not executed this Amendment (each, a "non-Consenting Bank") shall cease to be a party to the Credit Agreement from and after the Effective Time. From and after the Effective Time, each non-Consenting Bank shall relinquish its rights and be released from its obligations under the Credit Agreement. Notwithstanding the foregoing, the obligations


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of each Borrower and Guarantor to each non-Consenting Bank contained in the
Credit Agreement which by the terms of the Credit Agreement survive the termination of the Credit Agreement, including without limitation, Sections 1.11, 1.12, 2.06, 4.04, 13.01 and 13.06, shall survive the occurrence of the Effective Time, but only as they relate to the period when such non-Consenting Bank was, or to such non-Consenting Bank's former status as, a Bank under the Credit Agreement.

         Pursuant to Section 13.12(b) of the Credit Agreement the Company has requested that from and after the Effective Time the Commitments of the Banks (including the Commitments of the non-Consenting Banks) be reallocated among the Banks executing this Amendment provided that the aggregate amount of the Commitments do not exceed an amount equal to (a) the Total Commitment immediately before the effectiveness of this Amendment less (b) the aggregate Commitments of the non-Consenting Banks. Accordingly, Schedule 1.01 to the Credit Agreement is hereby amended in its entirety and as so amended shall be as set forth as Schedule 1.01 to this Amendment.

         18. This Amendment shall become effective as of the opening of business on March 27, 2000 (the "Effective Time") subject to the conditions precedent that on or before such date:

                           (a) the Administrative Agent shall have received
                  counterparts hereof executed by the parties hereto (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

                           (b) the Administrative Agent shall have received (i)
                  a certificate of the Secretary of the Company dated March 24, 2000 certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company, authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and (ii) such supporting documents as the Administrative Agent may reasonably request;

                           (c) the Administrative Agent shall have received for
                  the account of TD a Swingline Note executed by Sealed Air (Canada); and

                           (d) all Loans owing to any non-Consenting Bank shall
                  have been repaid in full, together with all interest, Facility Fee, and all other fees and expenses that are accrued but unpaid to March 27, 2000 and payable to each non-Consenting Bank under the terms of the Credit Agreement (or the Administrative Agent shall have received assurance satisfactory to it that arrangements


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                  for the necessary transfers of funds by the Borrowers have been made and are in process).

         If this Amendment becomes effective, the changes in the Applicable Margin shall take effect with respect to any Loans or Letters of Credit outstanding on March 27, 2000 and on each day thereafter, but any payment of interest or Letter of Credit Fees due on or after March 27, 2000 with respect to Loans or Letters of Credit outstanding prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.

       19.1. To induce the Administrative Agent, the Banks and TD to enter into this Amendment, each Borrower and Guarantor represents and warrants to the Administrative Agent, the Banks and TD that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment (other than Section 6.05 of the Credit Agreement), are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);
(b) after giving effect to this Amendment, no Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Borrower and each Guarantor, and the Credit Agreement, as amended by this Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by any Borrower or any Guarantor of this Amendment or the performance by any Borrower or any Guarantor of the Credit Agreement, as amended by this Amendment, or any other Credit Document to which they are party.

       19.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

       19.3. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Bank under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

       19.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                          SEALED AIR CORPORATION, as
                                          Borrower and Guarantor

                                          By    /s/  Daniel S. Van Riper
                                            ----------------------------
                                          Title    Senior VP & Chief
                                                   Financial Officer



                                          SEALED AIR CORPORATION (US),
                                             as Borrower and Guarantor


                                          By    /s/  Daniel S. Van Riper
                                            ----------------------------
                                          Title    Senior VP & Chief
                                                   Financial Officer



                                          CRYOVAC, INC., as Borrower and
                                          Guarantor


                                          By    /s/  Daniel S. Van Riper
                                            ----------------------------
                                          Title    Senior VP & Chief
                                                   Financial Officer


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                                          SEALED AIR LIMITED (f/k/a Cryovac UK
                                          Limited), as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          CRYOVAC AG, as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          CRYOVAC S.P.A., as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director


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                                          CRYOVAC AUSTRALIA PTY. LIMITED, as
                                          Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR S.A., as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR PACKAGING
                                          LIMITED (f/k/a Sealed Air
                                          Limited), as Borrower


                                          By    /s/  William V. Hickey
                                            ----------------------------
                                          Title    Director

                                          CRYOVAC VERPACKUNGEN
                                          GMBH, as Borrower


                                          By    /s/  Hans-Otto Bosse
                                            ----------------------------
                                          Title    Managing Director



                                          SEALED AIR (CANADA) INC., as
                                          Borrower


                                          By    /s/ A. Schmidt
                                            ----------------------------
                                          Title    Treasurer/Director



                                          SEALED AIR HOLDINGS (NEW
                                          ZEALAND) LIMITED (f/k/a Sealed
                                          Air (NZ) Limited), as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director

                                          SEALED AIR (NEW ZEALAND)
                                          LIMITED (f/k/a Cryovac (New
                                          Zealand) Limited, as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR AUSTRALIA PTY
                                          LIMITED, as Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR B.V., as Borrower


                                          By    /s/  Daniel S. Van Riper
                                            ----------------------------
                                          Title    Director

                                          SEALED AIR FINANCE II B.V., as
                                          Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR AFRICA (PROPRIETARY) LTD
                                          (f/k/a Cryovac Africa (Pty) Ltd), as
                                          Borrower


                                          By    /s/  H. Katherine White
                                            ----------------------------
                                          Title    Director



                                          SEALED AIR ARGENTINA S.A., as Borrower


                                          By    /s/  Wilfred Roberts
                                            ----------------------------
                                          Title    President

                                          ABN AMRO BANK N.V., individually
                                             and as Administrative Agent


                                          By    /s/  John W. Deegan
                                            ----------------------------
                                          Title    Group Vice President

                                          By    /s/  Pauline McHugh
                                            ----------------------------
                                          Title    Group Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          THE TORONTO-DOMINION BANK, as a
                                             Swingline Lender


                                          By    /s/ Carol MacLaren
                                            ----------------------------
                                          Title    Assistant Manager
                                              Credit Compliance Group (CCG)

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANK OF AMERICA, N.A. (f/k/a Bank of
                                            America National Trust and Savings
                                            Association)


                                          By    /s/ Eileen C. Higgins
                                            ----------------------------
                                          Title    Vice President



                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          DEUTSCHE BANK AG NEW YORK
                                            BRANCH AND/OR CAYMAN ISLANDS
                                            BRANCH


                                          By    /s/  Peter Ludwig Schrickel
                                            -------------------------------
                                          Title    Director


                                          By    /s/  Stephanie Strohe
                                            -------------------------------
                                          Title    Associate


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANCA NAZIONALE DEL LAVORO S.P.A.
                                             -- NEW YORK BRANCH


                                          By    /s/  Giulio Giovine
                                            -------------------------------
                                          Title    Vice President

                                          By    /s/  Leonardo Valentini
                                            -------------------------------
                                          Title    First Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          THE BANK OF NEW YORK


                                          By    /s/  Ernest Fung
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          THE BANK OF NOVA SCOTIA


                                          By    /s/  B.S. Allen
                                            -------------------------------
                                          Title    Managing Director


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          CITIBANK, N.A.


                                          By    /s/  Prakash M. Chonkar
                                            -------------------------------
                                          Title    Managing Director


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          COMMERZBANK AG NEW YORK AND
                                             GRAND CAYMAN BRANCHES


                                          By    /s/   Robert Donohue
                                            -------------------------------
                                          Title    Senior Vice President

                                          By    /s/   Peter Doyle
                                            -------------------------------
                                          Title    Assistant Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          CREDIT AGRICOLE INDOSUEZ


                                          By    /s/   Craig Welch
                                            -------------------------------
                                          Title    First Vice President



                                          By    /s/  Sara McClintock
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          CREDIT LYONNAIS NEW YORK BRANCH



                                          By    /s/  Scott R. Chappelka
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          FIRST UNION NATIONAL BANK


                                          By    /s/  Susan A. Gallagher
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          FLEET NATIONAL BANK


                                          By    /s/  Janet G. O'Donnell
                                            -------------------------------
                                          Title    Managing Director

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          HSBC BANK USA


                                          By    /s/  Diane M. Zieske
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          SUMMIT BANK


                                          By    /s/  Edward M. Tessalone
                                            -------------------------------
                                          Title    Senior Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          SUNTRUST BANK


                                          By    /s/  W. David Wisdom
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          TORONTO DOMINION (TEXAS) INC.


                                          By    /s/  Carol Brandt
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          WACHOVIA BANK N.A.


                                          By    /s/  M. Eugene Wood, III
                                            ----------------------------
                                          Title    Senior Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANCA DI ROMA



                                          By    /s/  Steven N. Paley
                                            -------------------------------
                                          Title    First Vice President


                                          By    /s/  Alessandro Paoli
                                            -------------------------------
                                          Title    Assistant Treasurer


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANCA COMMERCIALE ITALIANA
                                               NEW YORK BRANCH


                                          By    /s/  J. Dickerhof
                                            -------------------------------
                                          Title    Vice President


                                          By    /s/   C. Dougherty
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANK ONE, NA


                                          By    /s/  Jeffrey S. Lubatkin
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANQUE NATIONALE DE PARIS


                                          By    /s/  Richard L. Sted
                                            -------------------------------
                                          Title    Senior Vice President


                                          By    /s/  Richard Pace
                                            -------------------------------
                                          Title    Corporate Banking Divisior

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          CREDIT INDUSTRIEL ET COMMERCIAL


                                          By    /s/  Eric Longuet
                                            -------------------------------
                                          Title    Vice President


                                          By    /s/  Albert Calo
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          KBC BANK N.V.


                                          By    /s/  Robert Snauffer
                                            -------------------------------
                                          Title    First Vice President


                                          By    /s/  Wei-Chun Wang
                                            -------------------------------
                                          Title    Associate

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          BANCA MONTE DEI PASCHI DI SIENA S.P.A.


                                          By    /s/  Giulio Natalicchi
                                            -------------------------------
                                          Title    Senior Vice President &
                                                          General Manager


                                          By    /s/  Brian R. Landy
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          THE BANK OF TOKYO-MITSUBISHI, LTD.


                                          By    /s/  William DiNicola
                                            -------------------------------
                                          Title    Attorney-in-Fact

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          CARIPLO-CASSA DI RISPARMIO DELLE
                                             PROVINCIE LOMBARDE SPA


                                          By    /s/  Maria Elena Greene
                                            -------------------------------
                                          Title    Assistant Vice President


                                          By    /s/  Anthony F. Giobbi
                                            -------------------------------
                                          Title    First Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          MELLON BANK, N.A.


                                          By    /s/   Maria N. Sisto
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          NORDDEUTSCHE LANDESBANK
                                            GIROZENTRALE


                                          By    /s/  Stephanie Finnen
                                            -------------------------------
                                          Title    Vice President

                                          By    /s/  Josef Haas
                                            -------------------------------
                                          Title    Vice President

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          THE NORTHERN TRUST COMPANY



                                          By    /s/  Kelly M. Schneck
                                            ---------------------------
                                          Title    Officer

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          SANPAOLO IMI S.P.A.


                                          By    /s/  Luca Sacchi
                                            -------------------------------
                                          Title    Vice President


                                          By    /s/  Carlo Persico
                                            -------------------------------
                                          Title    Deputy General Manager

                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                          UNI CREDITO ITALIANO S.P.A.


                                          By    /s/  Christopher J. Eldin
                                            -------------------------------
                                          Title    First Vice President
                                                      & Deputy Manager

                                          By    /s/   Saiyed S. Abbas
                                            -------------------------------
                                          Title    Vice President


                                                        [SIGNATURE PAGE TO THE
                                                               THIRD AMENDMENT]

                                  SCHEDULE 1.01

                                   COMMITMENTS


                        BANK NAME                                     COMMITMENT

ABN AMRO Bank N.V.                                                   $18,750,000

Bank of America, N.A.                                                $18,750,000

Deutsche Bank AG New York Branch and/or Cayman Islands Branch        $18,750,000

Banca Nazionale del Lavoro S.p.A. -- New York Branch                 $14,375,000

The Bank of New York                                                 $14,375,000

The Bank of Nova Scotia                                              $14,375,000

Citibank, N.A.                                                       $14,375,000

Commerzbank AG New York and Grand Cayman Branches                    $14,375,000

Credit Agricole Indosuez                                             $14,375,000

Credit Lyonnais New York Branch                                      $14,375,000

First Union National Bank                                            $14,375,000

Fleet National Bank                                                  $14,375,000

HSBC Bank USA                                                        $14,375,000

Summit Bank                                                          $14,375,000

SunTrust Bank                                                        $14,375,000

The Toronto Dominion (Texas) Inc.                                    $14,375,000

Wachovia Bank N.A.                                                   $14,375,000

Banca di Roma                                                        $11,250,000

Banca Commerciale Italiana                                           $11,250,000

Bank One, NA                                                         $11,250,000

Banque Nationale de Paris                                            $11,250,000

Credit Industriel et Commercial                                      $11,250,000

KBC Bank N.V.                                                        $11,250,000

Banca Monte dei Paschi di Siena S.p.A.                                $6,250,000

The Bank of Tokyo-Mitsubishi, Ltd.                                    $6,250,000

Cariplo-Cassa di Risparmio delle Provincie Lombarde SpA               $6,250,000

Mellon Bank, N.A.                                                     $6,250,000

Norddeutsche Landesbank Girozentrale                                  $6,250,000

The Northern Trust Company                                            $6,250,000

Sanpaolo Imi S.p.A.                                                   $6,250,000

UNI Credito Italiano S.p.A.                                           $6,250,000

                                   EXHIBIT B-4

                                 SWINGLINE NOTE

---------------                                          -----------, ---------
                                                            ---------- --, ----

         FOR VALUE RECEIVED, _______________, a corporation organized and existing under the laws of ___________ (the "Company"), hereby promises to pay to _______________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of ______________________________, on the Final Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank to the Company pursuant to the Agreement.

         The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.09 of the Agreement.

         This Note is one of the Swingline Notes referred to in the Global Revolving Credit Agreement (364-Day), dated as of March 30, 1998, among the Company, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower (as defined in the Agreement), the Company and certain Domestic Subsidiaries, as Guarantors, the lenders party thereto (including the Bank) and ABN AMRO Bank N.V. as Administrative Agent, (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part, prior to the Swingline Expiry Date.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                                 ------------------------
                                                 By
                                                    Name:
                                                    Title: